                                                                   Exhibit 10.24


                   ASSIGNMENT OF LEASE DATED OCTOBER 18, 1999

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
Lease Dated:                                  June 4, 19997

Landlord:                                     Renaissance Acquisitions, LLC as Successor in interest to
                                              260 Delphi Associates, DIP

Tenant/Assignor:                              Corporate Concepts, Ltd.

Assignee:                                     Real Media, Inc.

Demised Premises:                             260 Fifth Avenue, Suite 1204
                                              New York, New York
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     WHEREAS, Landlord and Tenant/Assignor are parties to a certain Lease for
Demised Premises as described above;

     WHEREAS, Tenant/Assignor is desirous of Assigning said Lease to Assignee and Assignee is desirous of taking said Assignment; and

     WHEREAS, the Landlord has agreed to said Assignment on the following terms and conditions.

     NOW THEREFORE, it is hereby agreed between the parties to this Assignment as follows:

     1.   The above mentioned lease is hereby assigned to Assignee;

     2.   The Lease is modified as follows:

          a) The base rent set forth in Paragraph 36 is established at $1,350.00/per month for the balance of the Leasehold;

          b) The Water and Sewer Charges as per paragraph 36 of the Lease shall be $20.80/per month for the balance of the Leasehold;

          c) Sprinkler Charges pursuant to paragraph 36 of the Lease shall be $10.00/per month for the balance of the Leasehold;

          d) The Lease is not extended in any manner shape or form, and shall expire on June 30, 2000;

          e) Tenant/Assignor shall deliver the space broom clean, without any furniture or personal property on or before October 26, 1999;

          f) Assignee shall deposit the sum of $2,760.00 as security to be held in accordance with the terms of the lease by certified check, along with the first full months rent and any portion of the month in which possession is given to Assignee, along with Water, Sewer and Sprinkler Charges, upon execution of this Agreement. Failure to deliver the funds shall void this Agreement;

          g) Assignee has inspected the Demised Premises and is taking possession thereof in its "as is" condition. Landlord shall not be responsible to perform any work whatsoever, nor expend any monies in connection with this Assignment;

          h) In the event that Assignee leaves any property behind, it shall be the sole responsibility of Assignee to remove same at its sole expense;

          i) Landlord shall return Tenant/ Assignor's security deposit in the sum of $2,738.50 upon completion of the Assignment and complete removal of all furniture, personal property and debris. However, Landlord may retain any unpaid charges due Landlord from Tenant/Assignor, currently due in the sum of 80cents for October 1999, rent and additional rent;

          j) If there is any excess due Landlord at the time of the Assignment above the amount currently held as security, Tenant/Assignor must tender same by certified check at the time of this Assignment or the Assignment shall be null and void; and

          k) Both Tenant/ Assignor and Assignee shall he responsible for all obligations of the Lease until the end of the Leasehold.

     3. A copy of the Lease is annexed hereto. This Assignment incorporates all terms of said Lease and Assignee agrees to be bound by all terms thereof.

     In accordance with the above, the parties signing below agree to all the above terms.


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
Dated:  October 18, 1999                                                        RENAISSANCE ACQUISITIONS LLC
                                                                                Landlord


                                                                                By: /s/ Kenneth Fishel
                                                                                    -------------------------
                                                                                    Kenneth Fishel, Member

Dated:  October 18, 1999                                                        CORPORATE CONCEPTS, LTD.
                                                                                Tenant/Assignor


                                                                                By: Jack M. Shatz
                                                                                    -------------------------


Dated:  October __, 1999                                                        REAL MEDIA, INC.,
                                                                                Assignee


                                                                                By:  /s/ J. Nolan
                                                                                    -------------------------
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                                      -2-

THIS LEASE made the           day of June 4, 1997, between

260 DELPHI ASSOCIATES D.I.P., having an address 627 Broadway, New York, N.Y.

hereinafter referred to as LANDLORD, and

CORPORATE CONCEPTS, LTD., having an address at 260 Fifth Avenue, New York, N.Y.

hereinafter jointly, severally and collectively referred to as TENANT.

          WITNESSETH, that the Landlord hereby leases to the Tenant, and the

Tenant hereby hires and takes from the Landlord Suite 1204

in the building known as 260 Fifth Avenue

to be used and occupied by the Tenant Executive & General Offices and for no other purpose, for a term to commence on July 1, 1997, and to end on

June 30, 2000, unless sooner terminated as hereinafter provided at the ANNUAL

RENT of

                                SEE ANNEXED RIDER

all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term, except the first instalment, which shall be paid upon the execution hereof.

     THE TENANT JOINTLY AND SEVERALLY COVENANTS:

     FIRST.--That the Tenant will pay the rent as above provided.

     SECOND.--That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either: make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs, suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

     THIRD.--That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of first risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

     IT IS MUTUALLY COVENANTED AND AGREED, THAT

     FOURTH.--If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

     FIFTH.--If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purposes then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, then current rent, however, in such case to be apportioned.

     SIXTH.--If, before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a "general assignment," or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of nay agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent of "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

     If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent' herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without relating Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

     In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

     SEVENTH.--If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

     EIGHTH.--The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

     NINTH.--If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

     TENTH.--This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

     ELEVENTH.--All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end of other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

     TWELFTH.--Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

     THIRTEENTH.--The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

     FOURTEENTH.--No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, altercations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

     FIFTEENTH.--The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and the agents of the Tenant will observe and conform to all such rules and regulations.

     SIXTEENTH.--In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundation.

     SEVENTEENTH.--No vaults or space not within the property line of the building are leased hereunder, Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall be deemed constructive or actual eviction. Any tax, free or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

     EIGHTEENTH.--That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained therewith in any manner connected.

     NINETEENTH.--The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

     TWENTIETH.--If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

     TWENTY-FIRST.--Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason. In such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

THE TENANT FURTHER COVENANTS:

     TWENTY-SECOND.--If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

     TWENTY-THIRD.--If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or us of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

     TWENTY-FOURTH.--If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the serer rent or charge imposed or assessed upon the building of which the premises are a part.

     TWENTY-FIFTH.--That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the account of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

     TWENTY-SIXTH.--If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire

Insurance Exchange or any bureau, department or official of the Sate or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the terms $_____________________________, toward the contract price for sprinkler supervisory service.

     TWENTY-SEVENTH.--The sum of _____________________________________________
Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

     TWENTY-EIGHTH.--This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

     TWENTY-NINTH.--The Landlord hereby recognizes as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

     THIRTIETH.--The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing nay window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

     THIRTY-FIRST.--The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

     THIRTY-SECOND.--In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

     THIRTY-THIRD.--The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

     THIRTY-FOURTH.--The Landlord shall replace at the expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

     THIRTY-FIFTH.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

     FIRST.--That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

     SECOND.--Subject to the provisions of Paragraph "Fourteenth" above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except
Sundays and holidays, from         A.M. to        P.M.; (b) Heat, during the
same hours on the same days in the cold season in each year.

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     IN WITNESS WHEREOF, the Landlord and Tenant have respectfully signed and sealed these presents the day and year first above written.

                                           260 DELPHI ASSOCIATES, D.I.P. [L.S.]
IN PRESENCE OF                                                          Landlord


                                                  /s/ Kenneth Fishel
                                           -----------------------------
                                           CORPORATE CONCEPTS, LTD.      [L.S.]
                                                                         Tenant


                                                  /s/ Jack M. Scherr
                                           -----------------------------

                             RIDER TO LEASE BETWEEN
                              260 DELPHI ASSOCIATES
                                       AND
                            CORPORATE CONCEPTS, LTD.

                                                             DATED: June 4, 1997

     36. The annual base rent during the term of the Lease shall be as set forth in the following table. In addition, the tenant shall pay a monthly sprinkler charge of $10.00 and a monthly water and sewer charge of $20.00. Said sprinkler and water charge may be raised in the event the rate at which Landlord is charged for sprinkler and/or water service is raised. Any such raise shall be equal to the same percentage as Landlord's rate is raised. Landlord shall provide, at Tenant's request, evidence of such increased changes. The first month's rent, the first month's sprinkler charge and the security shall be paid on the signing of this Lease. Landlord represents that the demised premises are serviced by an operating sprinkler system.

                                                                                 Monthly
Period                                          Annual Base Rent                 Installment
------                                          ----------------                 -----------

07/01/97-06/30/98                                  $15,000.00                    $1,250.00
07/01/98-06/30/99                                   15,600.00                     1,300.00
07/01/99-06/30/00                                   16,200.00                     1,350.00

     37. Tenant is currently in possession pursuant to a one year lease dated June 19, 1996, which expires June 30, 1997. The security deposit held by the Landlord pursuant to that Lease is currently $2200.00. Said security shall be deemed transferred to this Lease provided Tenant is not in default of any obligations of the existing lease at the time of its expiration and at the time this Lease begins. The security deposit shall be increased to $2700.00 upon signing of this Lease. The first months rent shall be due in accordance with this paragraph on or before July 1, 1997. In the event Tenant is in default of the existing lease at the time this Lease begins, Tenant shall be deemed in breach of this Lease as well and no estoppel of any kind shall be created.

     Therefore, at the date of execution of this Lease, the Tenant shall pay by certified check only to Landlord, and Landlord acknowledges receipt of the following:

Additional Security                                                    $500.00

TOTAL UPON SIGNING OF LEASE                                            $500.00

     Rent: Method of Payment: Landlord will hand : deliver a rent bill to the Tenant's premises. This bill will usually be delivered before the First (1st) of each month. The rent is due, in the Landlord's office, on the First (1st) day of each and every month. On the First (1st) day of each month (or, if that is a nonbusiness day, on the first business day thereafter), a messenger from the Landlord will pick up the rent from the Tenant's premises. Tenant agrees to have the rent ready for the Landlord to pick up before 2:00 p.m. on the First (1st) day of each and every month. Rent shall be paid in U.S. currency in good funds in cash or check drawn on a bank with an office in New York City.

     Rent: Late Payment: Rent not received by the Landlord by 3:00 p.m. on the Fifth (5th) calendar day of each month shall be deemed in default. In addition, in the event the full rent is not received by the owner by the Fifth (5th) calendar day of each month, the Tenant shall pay a late charge equal to One Hundred Dollars ($100).

     In the event any check given by Tenant to Landlord is dishonored by Tenant's bank, for any reason, Tenant shall forthwith deliver a certified or bank check to Landlord in the amount of the dishonored check together with any applicable late payment charge, plus a charge of Twenty-five Dollars ($25), upon receipt of which Landlord will return the dishonored check to Tenant.

     The charges herein set forth shall be deemed reimbursement to Landlord for expenses incurred and lost income which may result from such late payments and not as a penalty. The charges herein shall be in addition to and not in lieu of any other rights of Landlord granted by this Lease or by law.

     38. (a) For the purpose of this Paragraph, it is agreed that the area occupied by Tenant under this Lease represents 1.1% of the total rentable area of the building, of which the demised premises are a part (hereinafter referred to as the building); that the "lease year" shall mean the twelve (12) month period commencing with the first day of the term and each twelve (12) month period thereafter; that the "Base" tax year for determining the increase in taxes and vault charges, shall be the tax year 1997/1998. The "Base" year for determining all charges in subparagraph (b) below shall be Calendar year 1997.

          (b) In addition to all other rent charges payable by Tenant under this Lease, Tenant agrees to pay 1.1 % of the amount of any increase in landlord's expense on the building for real estate taxes, common vault charges and fuel charges imposed on the building (including the land thereunder) in any subsequent year over the amount of the fuel costs and taxes, common vault charges paid or required to be paid by Landlord for the Base tax year, by reason of any increase in the assessed valuation or an increase in the tax rate, or both, or by the levy, assessment or imposition of any new or additional real estate tax or assessment on the building and/or appurtenances (including the land thereunder) to the extent that same shall be in lieu of or in addition to any of aforesaid taxes or assessments upon or against said building and/or appurtenances (including the land thereunder) or by any increase in the vault charges. The Tenant agrees to pay the amount of any such increase within five
(5) business days following receipt of Landlord's bill for same. If any such increase shall be applicable to less than a full lease year, the increase shall be pro-rated. Landlord shall, at the time it sends Tenant a bill for the aforesaid tax increase, enclose a copy of the most recent fuel bill and the most recent tax and related bills from the City of New York and indicate how Landlord computes Tenant's share of any tax increase.

          (c) In addition to the above, Tenant shall be responsible for Tenant's proportionate share (1.1%) of any Business Improvement District Charge (B.I.D.) or tax imposed upon the building.

          (d) In no event shall the annual rent stated in this Lease (exclusive of additional rent under this article) be reduced for any year below the amount specified therefor in paragraph 36 for such year.

     39. Electric current shall be supplied by Landlord, and is included in the rent charged hereunder to the extent that the yearly cost of same does not exceed $2.00 per square foot. For the purpose of this Lease, and for determining what, if any, additional electric charges are due and owing, the square footage of the demised premises is deemed to be 650 square feet.

     Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements as a result of causes beyond Landlord's reasonable control. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, and written approval of Landlord may be installed by Tenant, at the sole cost and expense of Tenant, if, in Landlord's sole reasonable judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Tenant will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electrical current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations.

     In the event that in any year the cost of electric to the demised premises exceeds that which is included in the rent by virtue of this Lease, it shall be payable as additional rent along with the next installment of rent following presentation of invoice to Tenant.

     40. It is understood and agreed that this Lease may not be assigned nor may the demised premises be sub-leased without the prior written consent of Landlord, whose consent shall not be unreasonable withheld and/or delayed. Furthermore, it is understood and agreed that in the event Tenant sells, assigns, or transfers any ownership of any shares of its stock to any person or entity without the prior written consent of Landlord, whose consent shall not be unreasonably withheld and/or delayed, same shall be deemed an unauthorized assignment. However, it is understood and agreed that in the event Landlord consents to any such assignment, sublet or transfer same shall not diminish Tenant's obligation to perform all the terms, warranties, and covenants. Such assignment shall not relieve tenant of its obligations or duties hereunder.

     In the event Tenant does sell, assign or transfer this Lease or sublet any part of the demised premises with Landlord's consent as hereinbefore provided for a sum in excess of the base rent as herein provided Landlord shall be entitled to receive one-half (1/2) of any such excess base rent, less of any expense which Tenant may incur in renting same, including, without limitation, brokerage commissions, legal fees and the cost of Tenant's leasehold improvements. Such excess shall be determined by dividing the rent (base and additional) paid by Tenant by the number of square feet (650) of the demised premises in order to determine a rent per square foot. If the rent per square foot pursuant to the sublease or lease assignment exceeds the rent per square foot pursuant to this Lease less the aforementioned expenses, Landlord shall be entitled to one-half (1/2) of such excess.

     In the event of an assignment to a subsidiary, parent, partner, affiliated company or other alter-ego of Tenant, Tenant shall remain liable for the performances of all obligations pursuant to this Lease. Any assignment must be done in strict compliance with this paragraph.

     41. Tenant shall, at its sole cost and expense, provide and keep in full force and effect for the benefit of Landlord and Tenant, a liability insurance policy (naming Landlord as additional insured) in the amount of One Million ($1,000,000) Dollars for any one loss - Said policy shall be in standard form written by good and solvent insurance companies reasonably satisfied to Landlord, protecting Landlord and Tenant against any and all liabilities due to or occasioned by negligence, occurrence, accident, or disaster on or about the demised premises.

     42. All certificates of insurance shall be delivered to and left in the possession of Landlord prior to the commencement of this lease or the commencement of any work performed in or on the demised premises whichever date shall be earlier. Such insurance shall be reasonably satisfactory to Landlord and shall contain a clause requiring notification in writing by Certified Mail, Return Receipt Requested, on ten (10) days notice to Landlord in the event of cancellation thereof for any reason whatsoever.

     Said policies of insurance shall contain a provision waiving rights of subrogation as against Landlord.

     43. It is understood and that in the event an insurance company providing Landlord with insurance for the building in which the demised premises constitutes a part shall at any time after the commencement of this lease increase the annual premium for the amount of coverage then in place because of Tenant's manner of use of the demised premises, other then for office space, Tenant shall pay to Landlord as "Additional Rent", collectible in the same manner and method as Rent is collected hereunder, One Hundred (100%) Percent of such increase, which is attributable to Tenant's manner of use of the demised premises, due and payable on the first day of the first month subsequent to Landlord's notification to Tenant that Landlord has received notification of such increase. This paragraph shall not apply to changes in insurance rates due to the premises being occupied rather than vacant, but refers to any increases due to Tenant's activities or use of the premises.

     44.  Intentionally Omitted.

     45. Tenant agrees to accept such heat as is ordinarily supplied on the building. In no event shall the Landlord's failure to provide heat due to technical problems be a cause for diminution or suspension of Tenant's rental obligations. In no respect is Landlord required to maintain the premises at a specified temperature.

     46. In order to properly service and maintain the sprinkler system for the entire building, the Landlord must gain access to certain sprinkler valves within Tenant's premises. The Tenant shall permit reasonable access by Landlord's agents or employees to the valves during normal business hours. Tenant agrees that nothing may be attached to or hung from any sprinkler pipes. Tenant expressly grants Landlord an easement to permit access as set forth above, provided that Tenant shall receive reasonable advance notice thereof and that Landlord and its agents and employees and all such persons shall use their best efforts not to unreasonably interfere with the conduct of Tenant's business and Tenant's occupancy of the demised premises.

     47. Tenant shall provide adequate fire extinguishers which shall be regularly inspected at its sole cost and expense.

     48. No services shall be provided by Landlord on legal holidays including, but not necessarily limited to, New Years Day, Presidents Day, Thanksgiving, Labor Day, Columbus Day, Election Day, Independence Day, Memorial Day, Martin Luther King's Birthday and Christmas Day. Notwithstanding above tenant may use the premises and passenger elevator on those days.

     49. It is understood and agreed that any and all supplies, materials, services equipment, and labor required for any work performed by Tenant which under the terms of this Lease are to be performed by Tenant or otherwise done by Tenant with Landlord's consent or performed by Landlord at the request or on behalf of Tenant to the demised premises shall be supplied by Tenant at Tenant's sole cost and expense, unless specifically excepted herein. Furthermore, it is understood and agreed that Tenant shall make no demands upon Landlord for the provision of any supplies, materials, services, equipment, or labor, nor shall Tenant request from Landlord any form of compensation for Tenant's expenditures, unless specifically provided for herein.

     50. It is understood and agreed that any and all work done by Tenant to the demised premises shall be in accordance with all laws, regulations, and ordinances of all governmental or municipal agencies having jurisdiction therein.

     51. Tenant, and it assigns, shall indemnify and hold Landlord harmless from and against all liabilities, obligations, damages, penalties, claims, costs, and expenses, including reasonable attorneys' fees paid, suffered, or incurred arising out of or from any occurrence, accident, or disaster in the demised premises, or in and about or adjacent to the exterior of the building in which the demised premises constitutes a part, causing injury or damage to any person, entity, or property, due to any neglectful act or neglect of Tenant, its agents, servants, employees, customers, or visitors to comply with and perform each and every requirement and provision of this lease on its part to be performed or due or claimed to be due to any use made by Tenant of the demised premises. The foregoing indemnity shall not apply to the extent that Landlord shall be determined to be contributorily negligent in respect of any occurrence, accident or disaster in or about the demised premises.

     52. Tenant agrees to maintain the demised premises free of any violations that may be imposed by the Department of Buildings and/or any other governmental or municipal agency having jurisdiction over the demised premises, arising out of Tenant's manner of use of the demised premises hereunder which affect Landlord's building.

     53. It is understood and agreed that Tenant will only use the demised premises for office use and for no other purpose. Tenant acknowledges that any breach of the foregoing provision will cause Landlord substantial and irreparable harm and damage. In addition to all other remedies available to Landlord, it is understood and agreed that this Lease and the term hereof shall end, expire, and terminate in the event such breach is not cured within ten (10) days after notice by Landlord to Tenant to cure said breach as served pursuant to paragraph 60 hereof. In the event such notice is given, Tenant hereby agrees to vacate and surrender the demised premises to Landlord forthwith. If tenant fails to do so landlord may seek an eviction by summary proceeding. In no event is any residential use of the premises permitted.

     54. It is understood and agreed that in the event Tenant shall "Hold Over" and fail to deliver the demised premises to Landlord vacant and in "Broom Clean" condition at the expiration of this Lease, at the expiration of any extensions of this Lease, or at any time Landlord shall gain legal possession of the demised premises by reason of Court Order, Tenant's default, or for any other reason whatsoever, such "Holding Over" shall not be deemed to extend the term or to renew this Lease, but such "Holding Over" thereafter shall continue upon the covenants and conditions herein set forth except that the charge for the use and occupancy of such "Holding Over" for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be at the rate of 1 1/2 times the aggregate rent and additional rent payable hereunder during the last month of Tenant's legal occupancy, which total sum Tenant agrees to pay Landlord promptly upon demand, in full, without set-off or deduction. In the event Tenant shall fail to pay Landlord such charge for "Holding Over" promptly upon Landlord's demand, as provided for hereinabove, it is understood and agreed that Landlord shall be entitled to interest calculated at a daily periodic rate of
 .0411, an annual percentage rate of Fifteen (15%) percent. Neither the billing nor the collection of use and occupancy charges in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this Lease. The foregoing shall survive the term of this Lease, and any renewals or extensions thereof.

     55. It is understood and agreed that the demised premises is used commercially and any refuse or garbage generated from such commercial establishment will not be removed by the New York City Department of Sanitation. Therefore, Tenant understands and agrees that Tenant shall, at its own sole cost and expense, hire a licensed garbage removal service to remove Tenant's garbage from the demised premises, or otherwise arrange for garbage removal.

     56. It is understood and agreed that Tenant, at Tenant's sole cost and expense, shall provide Landlord with complete access to the demised premises and every part within the demised premises as is reasonable provided that Tenant shall receive reasonable advance notice thereof and that Landlord and its agents and employees and all such persons shall use their best efforts not to unreasonably interfere with the conduct of Tenant's business and Tenant's occupancy of the demised premises. Tenant's failure to comply with this provision shall be deemed a substantial breach of this Lease and sufficient grounds for the summary termination of this Lease. Landlord agrees that except in the event of an emergency requiring immediate entry, it will give Tenant reasonable notice if Landlord desires to inspect or otherwise gain access to the demised premises, provided that Tenant shall receive reasonable advance notice thereof and that Landlord and its agents and employees and all such persons shall use their best efforts not to unreasonably interfere with the conduct of Tenant's business and Tenant's occupancy of the demised premises.

     Landlord shall use reasonable efforts not to damage the demised premises and the property of Tenant located therein provided that Tenant shall receive reasonable advance notice thereof and that Landlord and its agents and employees and all such persons shall use their best efforts not to unreasonably interfere with the conduct of Tenant's business and Tenant's occupancy of the demised premises.

     57. Tenant has inspected the premises and it is understood and agreed that except as otherwise provided in this Lease, Tenant will accept the said premises under this Lease, "AS IS" vacant and broom clean, in their present state and condition, and Landlord will have no obligations to undertake any alterations, decoration, installments, additions, improvements, or repairs except as herein contained in or to the demised premises during the term of this Lease.

     58. Tenant hereby expressly grants to Landlord an easement and shall permit Landlord to erect, use, maintain and repair pipes, ducts, cables, conduits, plumbing, vents and wires in, to and through the premises as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the building in which the demised premises are located or to the extent necessary to accommodate the requirements of other Tenants in the building. All such work shall be done, so far as practicable, in such manner as to avoid unreasonable interference with Tenant's use of the premises. Landlord shall grant Tenant access to the plumbing and electrical systems in the building to the extent that it can so as to allow the hookup of the Tenant's plumbing and electrical installations, except that if any such condition materially (i) impairs Tenant's ability to occupy the demised premises or to conduct its business thereon for a period of at least 30 continuous days, Tenant shall at any time thereafter have the right to cancel this Lease, or (ii) reduces the size of the demised premises Tenant's rent and pro-rata share shall be proportionately reduced.

     59. The parties represent that no broker except Andover Realty, Inc., was instrumental in consummating this Lease. Landlord agrees to pay such broker in accordance with a separate agreement. Landlord and Tenant each agree to indemnify and to hold the other harmless against any claims for brokerage commissions arising out of any conversations or negotiations had by the indemnifying party with any broker regarding these premises. This indemnity shall include any claim and any of the indemnified party's expenses arising out of such claims, including, but not limited to, attorneys' fees.

     60. Notwithstanding any provision to the contrary, all notices required to be sent under this lease shall be sent by Certified Mail, Return Receipt Requested. If to the Tenants, the notice shall be addressed to the Tenant at the demised premises. If to the Landlord, the notice shall be addressed to the Landlord at 627 Broadway, New York, New York with a copy to Richard J. Pilson, Esq., c/o Berliner & Pilson, Esqs., 3 New York Plaza, 18th Floor, New York, New York 10004, Fax No. (212) 425-6444. Either the Landlord or the Tenant may designate another address for notices by sending the other party a notice of same. All notices shall be effective as of the date mailed, if mailed from a Post Office with proof of mailing.

     61. In the event of any conflict between the provisions of this rider and the printed "Boilerplate" Lease, the provisions of this rider shall prevail.

     62. The failure of any party to insist upon the strict performance of a party to exercise any right, option or remedy hereby reserved shall not be construed as a waiver for the future of any such provision, right, option or remedy or as a waiver of a subsequent breach hereof. The consent or approval by the Landlord of any act by Tenant requiring the Landlord's consent or approval shall not be construed to waiver or render unnecessary the requirement for the Landlord's consent or approval of any subsequent similar act by the Tenant. The receipt and acceptance by the Landlord of rent or other payments, charges or sums with knowledge of a breach of any provision of this Lease Agreement shall not be deemed a waiver of such breach. No provision of this Lease Agreement shall be deemed to have been waived unless such waiver shall be in writing signed by the party to be charged. No payment by the Tenant or receipt by the Landlord of a lesser amount than the rents, charges and other sums hereby reserved shall be deemed to be other than on account of the earliest rents, charges and other sums then unpaid, including items of additional rent due hereunder nor shall any endorsement or statement on any check or any letter accompanying any check or payment by Tenant be deemed an accord and satisfaction, and such rents, charges and other sums shall remain due and Landlord may pursue any other remedy in this Lease Agreement provided or by law permitted, and no waiver by Landlord in favor of any other Tenant or occupant shall constitute a waiver in favor of the Tenant herein. No agreement to accept a surrender of all or any part of demised premises or this Lease Agreement shall be valid unless in writing and signed by the Landlord and the Tenant. No delivery of keys shall operate as a termination of this Lease Agreement or a surrender of the demised premises.

     63. Tenant agrees not to use or permit the demised premises to be used for parties of any kind, except office parties, nor to permit the maintenance of any pets or permit the demised premises to be used as residential space or living quarters.

     64. Tenant may install only such locks on the demised premises as are approved by law, rule or ordinance for premises of the type designated in the use clause of this lease and further agrees to see to it that all fire exits remain unobstructed at all times. Tenant further agrees to enforce all laws, rules or ordinances regulating permitted smoking areas in the demised premises. Tenant shall be responsible for installation and the cost and expense of all locks and security devices (i.e. alarms, etc.), and the maintenance thereof. Landlord is not responsible for any damage or loss to tenant by theft, vandalism, etc.

     65. (a) Landlord and Tenant agree to give up the right to a trial by jury in any court action, proceeding or counterclaim on any matters concerning this Lease, the relationship of Tenant and Landlord or Tenant's use or occupancy of the demised premises.

          (b) If Landlord begins any court action or proceeding against Tenant in a non-payment or holdover proceeding, Tenant may not make any counterclaim, in such action or proceeding, other than a compusury counterclaim.

     66. Notwithstanding anything to the contrary in this lease it is agreed that any demand for rent may be made orally and no written notice of any kind shall be necessary as a condition precedent to commencement of a non-payment petition:

     67. Upon the effective date of this Lease, no term of the existing lease, which terminates as of June 30, 1997, shall remain operative except as is set forth in paragraph 37 of this rider.


                                         DELPHI ASSOCIATES


                                         By:
                                             -----------------------------


                                         CORPORATE CONCEPTS, LTD.


                                         By: /s/ Jack Shatz
                                             -----------------------------
                                             Jack Shatz